SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 2000.


                Oakwood Mortgage Investors, Inc. OMI Trust 2000-B
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


        Pennsylvania               333-72621-04             applied for
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)             File Number)         Identification No.)

         c/o Chase Manhattan Trust Co.
         Global Trust
         Attention:  Judy Wisniewskie
         One Liberty Place, Suite 5520
         1650 Market Street
         Philadelphia, Pennsylvania                             19103
       --------------------------------------------------------------
        (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (215) 988-1322
                                                          ---------------

 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

                                OMI Trust 2000-B

                                    Form 8-K


Item 1.      Changes in Control of Registrant.

             Not Applicable.

Item 2.      Acquisition or Disposition of Assets.

             Not Applicable.

Item 3.      Bankruptcy or Receivership.

             Not Applicable.

Item 4.      Changes in Registrant's Certifying Accountant.

             Not Applicable.

Item 5.      Other Events.

         OMI Trust 2000-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 2000-B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 2000. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

Item 6.  Resignations of Registrant's Directors.

                  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 2000.

Item 8.  Change in Fiscal Year.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     OMI TRUST 2000-B, Registrant



                                     By:  Oakwood Acceptance Corporation,
                                              as servicer
August 23, 2000

                                              Douglas R. Muir
                                              Vice President

                                INDEX OF EXHIBITS

                                                                             Page of Sequentially
                                                                                 Numbered Pages
                                                                             --------------------
20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 2000...............................


OAKWOOD MORTGAGE INVESTORS, INC. 2000-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:    Jul-00


               Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------

Beginning                                                                           Ending         Scheduled
Principal             Scheduled      Prepaid        Liquidated      Contracts      Principal         Gross         Servicing
Balance               Principal      Principal       Principal     Repurchased      Balance         Interest          Fee
--------------------------------------------------------------------------------------------------------------------------------


356,290,216.48      (414,958.08)   (3,603,037.76)   (21,968.90)        0.00      352,250,251.74    3,316,027.49    288,354.08
================================================================================================================================



 Scheduled                                    Amount
 Pass Thru     Liquidation    Reserve      Available for     Limited        Total
 Interest       Proceeds     Fund Draw     Distribution     Guarantee    Distribution
---------------------------------------------------------------------------------------


3,027,673.41    21,321.07       0.00       7,355,344.40        0.00      7,355,344.40
=======================================================================================

                               Pre-Funding Account
-------------------------------------------------------------------------------
Beginning Principal       Principal                          Ending Principal
Balance                    Deposit          Distribution          Balance
-------------------------------------------------------------------------------

    0.00                85,907,373.17      85,907,373.17             0.00
===============================================================================


                                 Certificate Account
------------------------------------------------------------------------------------------

   Beginning              Deposits                                Investment     Ending
    Balance        Principal      Interest       Distributions     Interest     Balance
------------------------------------------------------------------------------------------

 1,335,836.78    3,882,457.74    5,014,004.34    (6,191,625.81)    9,282.16   4,049,955.21
==========================================================================================

           P&I Advances at Distribution Date
-----------------------------------------------------------

 Beginning        Recovered      Current        Ending
  Balance         Advances       Advances       Balance
-----------------------------------------------------------

 170,923.12     -167,773.13     228,215.07     231,365.06
===========================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:     July-00


Class B Crossover Test                                                                      Test Met?
------------------------------------------------------------------------                    ---------------

(a) Remittance date on or after January 2005                                                      N

(b) Average 60 day Delinquency rate <=              5.5%                                          Y



(d) Cumulative losses do not exceed the following percent of the intitial principal balance of all Certificates

                Jan. 2005 - June 2006               7%                                            N
                July 2006 - June 2007               8%                                            N
                July 2007 - Dec. 2008               9.5%                                          N
                Jan. 2009 and after                 10.5%                                         N


(e) Current realized loss ratio <=                  3.00%                                         Y

(f) Does subordinated cert. percentage equal or
     exceed                                         39.078%
     of stated scheduled pool balance

                Beginning M balances                                          21,600,000.00
                Beginning B balances                                          35,100,000.00
                Overcollateralization                                         12,600,000.00
                                                                            ----------------
                                                                              69,300,000.00
                Divided by beginning pool
                balance                                                      356,290,216.48
                                                                            ----------------
                                                                                    19.450%       N
                                                                            ================


Average 60 day delinquency ratio:

                            Over 60s        Pool Balance          %
                        -----------------------------------------------

Current Mo                1,048,134.69      352,250,251.74       0.30%
1st Preceding Mo             58,731.32      356,290,216.48       0.02%
2nd Preceding Mo                  0.00                0.00       0.00%
                                                Divided by         3
                                                               --------
                                                                 0.10%
                                                               ========

Cumulative loss ratio:

                         Cumulative losses          647.83
                                                 ---------
Divided by Initial Certificate Principal    360,000,000.00      0.000%
                                                              ==========

Current realized loss ratio:

                            Liquidation          Pool
                              Losses           Balance
                        -----------------------------------
Current Mo                      647.83      356,290,216.48
1st Preceding Mo                  0.00      360,000,000.00
2nd Preceding Mo                  0.00                0.00
                        -----------------------------------
                                647.83      238,763,405.49
                                                                0.001%
                                                              =========

                                                  Delinquency Analysis

                                              31 to 59 days      60 to 89 days    90 days and Over     Total Delinq.
                 No. of      Principal              Principal        Principal         Principal            Principal
                 Loans       Balance        #       Balance     #    Balance       #   Balance         #     Balance
                ------------------------------------------------------------------------------------------------------------


Excluding Repos   8,622   351,975,739.93   117  4,357,198.75    24   714,891.56    1     58,731.32    142   5,130,821.63

          Repos       8       274,511.81     0          0.00     8   274,511.81    0          0.00      8     274,511.81
                ---------------------------------------------------------------------------------------------------------

          Total   8,630   352,250,251.74   117  4,357,198.75    32   989,403.37    1     58,731.32    150   5,405,333.44
                =========================================================================================================

                                                                                                      1.7%          1.53%
                                                                                                      ===================


                                                           Repossession Analysis
                             Active Repos            Reversal        Current Month
                             Outstanding           (Redemption)          Repos           Cumulative Repos
                              Principal             Principal          Principal            Principal
                        #     Balance         #      Balance      #     Balance       #      Balance
                -----------------------------------------------------------------------------------------


Excluding Repos         8    274,511.81       0       0.00        7   219,159.34      8     274,511.81


OAKWOOD MORTGAGE INVESTORS, INC. 2000-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:      Jul-00

REPOSSESSION LIQUIDATION REPORT


                                 Liquidated                                                           Net
  Account    Customer             Principal      Sales       Insur.       Total     Repossession   Liquidation    Unrecov.
  Number       Name                Balance      Proceeds    Refunds      Proceeds     Expenses      Proceeds      Advances
----------------------------------------------------------------------------------------------------------------------------------
**2174860 SHAMROCK CRUMBLEY      21,968.90    22,090.89       0.00     22,090.89         0.00      22,090.89         769.82
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                      0.00         0.00       0.00          0.00         0.00           0.00           0.00
                                                                            0.00                        0.00
                                --------------------------------------------------------------------------------------------------
                                 21,968.90    22,090.89       0.00     22,090.89         0.00      22,090.89         769.82
                                ==================================================================================================

                                                           Net               Current
  Account    Customer              FHA Insurance        Pass Thru           Period Net         Cumulative
  Number       Name                  Coverage           Proceeds           Gain/(Loss)         Gain/(Loss)
-----------------------------------------------------------------------------------------------------------
**2174860 SHAMROCK CRUMBLEY             0.00           21,321.07              (647.83)
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                        0.00                0.00                 0.00
                                                            0.00                 0.00
                               ---------------------------------------------------------
                                        0.00           21,321.07              (647.83)          (647.83)
                               =========================================================================

                  **LOAN CHARGE OFF

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MONTH:     Jul-00

CERTIFICATE PRINCIPAL ANALYSIS

                     PRINCIPAL
                                                              Beginning          Beginning
Senior                                Original Certificate   Certificate    Principal Shortfall  Current Principal      Current
Certificates                                Balance            Balance          Carry-Over              Due          Principal Paid
------------------------------------------------------------------------------------------------------------------------------------

A-1                                     290,700,000.00      286,990,216.48         0.00             4,039,964.74      4,039,964.74



                                    ------------------------------------------------------------------------------------------------
Total Certificate Principal Bal.        290,700,000.00      286,990,216.48         0.00              4,039,964.74     4,039,964.74
                                    ================================================================================================

                                                           Accelerated
                                    Ending Principal        Principal             Ending                            Principal Paid
Senior                              Shortfall Carry-       Distribution         Certificate                            Per $1,000
Certificates                             Over                 Amount              Balance           Pool Factor       Denomination
-----------------------------------------------------------------------------------------------

A-1                                       0.00              538,350.01         282,411,901.73        97.14892%          15.74928



                                      --------------------------------------------------------
Total Certificate Principal Bal.          0.00              538,350.01         282,411,901.73
                                      ========================================================

                                                                                                                         Ending
                                                                                 Beginning                              Principal
                                                   Original         Beginning    Principal    Current       Current     Shortfall
 Subordinate                                      Certificate      Certificate   Shortfall   Principal     Principal      Carry-
 Certificates                                       Balance           Balance    Carry-Over     Due          Paid          Over
                                               ----------------------------------------------------------------------------------

M-1                                              21,600,000.00    21,600,000.00    0.00             0.00          0.00     0.00
M-1 Outstanding Writedown                                                  0.00

B-1                                              18,900,000.00    18,900,000.00    0.00             0.00          0.00     0.00
B-1 Outstanding Writedown                                                  0.00

B-2                                              16,200,000.00    16,200,000.00    0.00             0.00          0.00     0.00
B-2 Outstanding Writedown                                                  0.00

Excess Asset Principal Balance                   12,600,000.00    12,600,000.00
                                               ----------------------------------------------------------------------------------

Total Excluding Writedown Balances               69,300,000.00    69,300,000.00    0.00            (0.00)        (0.00)    0.00
                                               ==================================================================================

All Certificates Excluding Writedown Balances   360,000,000.00   356,290,216.48    0.00     4,039,964.74  4,039,964.74     0.00
                                               ==================================================================================



                                                                     Accelerated
                                                       Current       Principal          Ending                       Principal Paid
 Subordinate                                          Writedown/    Distribution      Certificate                      Per $1,000
 Certificates                                          (Writeup)       Amount           Balance        Pool Factor    Denomination
                                                    -------------------------------------------------

M-1                                                        0.00                        21,600,000.00     100.00000%        0.00000
M-1 Outstanding Writedown                                  0.00                                 0.00

B-1                                                        0.00                        18,900,000.00     100.00000%        0.00000
B-1 Outstanding Writedown                                  0.00                                 0.00

B-2                                                        0.00                        16,200,000.00     100.00000%       (0.00000)
B-2 Outstanding Writedown                                  0.00                                 0.00

Excess Asset Principal Balance                                        (538,350.01)     13,138,350.01
                                                    -------------------------------------------------------------------------------

Total Excluding Writedown Balances                         0.00       (538,350.01)     69,838,350.01
                                                    =================================================

All Certificates Excluding Writedown Balances              0.00              0.00     352,250,251.74
                                                    =================================================

OAKWOOD MORTGAGE INVESTORS, INC. 2000-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER
REMITTANCE REPORT
REPORTING MO. MONTH           Jul-00

CERTIFICATE INTEREST ANALYSIS

                                                                Current                                  Interest
               Pass    Beginning Carry-                        Carry-Over                    Ending       Paid Per
Senior        Through   Over Priority     Current Priority  Priority Interest              Carry-Over       1000         Total Class
Certificates   Rate    Interest Balance   Interest Accrual       Accrual          Paid       Balance    Denomination    Distribution
             -----------------------------------------------------------------------------------------------------------------------
A-1           8.1500%       0.00            1,949,141.89           0.00       1,949,141.89     0.00        6.70499      6,527,456.64





                         -----------------------------------------------------------------------------                  ------------
Total                       0.00            1,949,141.89           0.00       1,949,141.89     0.00                     6,527,456.64
                         =============================================================================                  ============


                                                                                          Ending
                                 Beginning        Current     Current                   Carry-Over      Beginning
                     Pass        Carry-Over      Priority    Carry-Over     Priority     Priority       Carry-Over      Current
Subordinate         Through       Interest       Interest     Interest      Interest     Interest       Writedown      Writedown
Certificates         Rate          Balance        Accured     Accured         Paid        Balance      Int. Balance   Int. Accrued
                   -----------------------------------------------------------------------------------------------------------------

M-1                  8.7200%           0.00     156,960.00       0.00      156,960.00          0.00         0.00           0.00


B-1                  9.1500%           0.00     144,112.50       0.00      144,112.50          0.00         0.00           0.00

B-2                  8.5000%           0.00     114,750.00       0.00      114,750.00          0.00         0.00           0.00

X                                      0.00     538,997.84       0.00            0.00    538,997.84

R                                      0.00           0.00       0.00            0.00          0.00

Service Fee          1.0000%     123,711.18     288,354.08       0.00      412,065.26          0.00
                             -------------------------------------------------------------------------------------------------------

Total                            123,711.18   1,243,174.42       0.00      827,887.76    538,997.84         0.00           0.00
                             =======================================================================================================

 All Certificates                123,711.18   3,192,316.31       0.00    2,777,029.65    538,997.84         0.00           0.00
                             =======================================================================================================


                      Current                                     Ending           Interest
                     Carry-Over             Writedown           Carry-Over         Paid Per
Subordinate          Writedown               Interest            Writedown           1000             Total Class
Certificates        Int. Accrued               Paid            Int. Balance       Denomination        Distribution
                   ----------------------------------------------------------------------------------------------

M-1                      0.00                    0.00               0.00             7.26667          156,960.00


B-1                      0.00                    0.00               0.00             7.62500          144,112.50

B-2                      0.00                    0.00               0.00             7.08333          114,750.00

X                                                                                                           0.00

R                                                                                                           0.00

Service Fee                                                                                           412,065.26
                   ------------------------------------------------------                    --------------------

Total                    0.00                    0.00               0.00                              827,887.76
                   ======================================================                    ====================

 All Certificates        0.00                    0.00               0.00                            7,355,344.40
                   ======================================================                    ====================

                            Cumulative X Interest Shortfall                                           538,997.84
                            Cumulative Accelerated Prin. Disb.                                       (538,350.01)
                                                                                             --------------------
                                                                                                          647.83
                                                                                             ====================